                                                                    Exhibit 10.2

                    AMENDMENT AND WAIVER TO THE FIFTH AMENDED
                     AND RESTATED INVESTOR RIGHTS AGREEMENT

     This AMENDMENT (the "Amendment") to that certain FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Fifth Investor Rights Agreement") dated as of February 28, 1996, by and among FAXSAV INCORPORATED, a Delaware corporation (the "Company," previously Digitran Corporation) and the investors signatories thereto (collectively, the "Investors"), is entered into and made effective as of the date (the "Effective Date") an underwriting agreement is entered into among the underwriters, the Company and any selling stockholders pertaining to an initial public offering of the Common Stock of the Company (the "Common Stock"), by and among the Company and the Investors. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Fifth Investor Rights Agreement.

                                 R E C I T A L S

     A. WHEREAS, the Company and the Investors entered into the Fifth Investor Rights Agreement under which the Investors were granted certain rights, including under certain circumstances, a right of first offer of securities offered by the Company;

     B. WHEREAS, the Board of Directors of the Company (the "Board") has determined previously that it is in the best interests of the Company to complete an initial public offering of its Common Stock (the "IPO");

     C. WHEREAS, it is in the best interests of the Company to amend Section 4.4 of the Fifth Investors Rights Agreement to delete the right of first offer from the Fifth Investor Rights Agreement upon the Effective Date and for the Investors to waive the right of first offer in connection with the IPO and;

     D. WHEREAS, pursuant to Section 3.1 of the Investor Rights Agreement, the holders of the Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock (the "Preferred Stock") have certain demand registration rights commencing three (3) months after the effective date of a registration statement filed with the Securities and Exchange Commission (the "Effectiveness Date") and, pursuant to Section 3.3 of the Fifth Investor Rights Agreement, have certain piggyback registration rights in connection with the IPO;

     E. WHEREAS, pursuant to Section 3.17 of the Fifth Investors Rights Agreement, the holders of Series F Preferred Stock have a right of first refusal to include their shares of Series F Preferred Stock in any underwriter's over-allotment in connection with the IPO (the "Over-Allotment");



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     F. WHEREAS, pursuant to Section 6.5 of the Fifth Investor Rights Agreement,
the written consent of the Company and the holders of at least two-thirds of the outstanding Registrable Securities is required to waive any provision of Section 3 of the Fifth Investor Rights Agreement, and at least two-thirds of the holders of the Common Stock of the Company issued or issuable upon conversion of the Preferred Stock of the Company held by the parties to the Fifth Investor Rights Agreement, not including Common Stock held by Martin Ellis, Jeffrey Kurland, Jerrold Siegan and Marshall Ellis, is required in order to amend any provision of Section 4 of the Fifth Investor Rights Agreement.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. Waiver and Consent. Pursuant to Section 6.5 of the Fifth Investor Rights Agreement, (a) the undersigned Investors, being the holders of at least two-thirds of the currently outstanding Registrable Securities, consent to the waiver and hereby waive (i) any and all demand registration rights set forth in
Section 3.1 of the Fifth Investor Rights Agreement for a period of 180 days following the Effectiveness Date, (ii) any and all piggy-back registration rights set forth in Section 3.3 of the Fifth Investor Rights Agreement with respect to the IPO and for a period of 180 days following the Effectiveness Date, and (iii) any and all rights of first offer pursuant to Section 4.4 of the Fifth Investor Rights Agreement with respect to the IPO, and (b) the undersigned holders of Series F Preferred Stock consent to the waiver and hereby waive all rights pursuant to Section 3.17 of the Fifth Investor Rights Agreement to register their shares of registrable securities in the Over-Allotment with respect to the IPO.

     2. Amendment to the Fifth Investor Rights Agreement. Section 4 of the Fifth Investor Rights Agreement shall hereby be amended by deleting in its entirety
Section 4.4.

     3. Termination. In the event that the Effective Date does not occur before December 31, 1996, this waiver and amendment shall terminate and be of no further effect.

     4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

     5. Entire Agreement. This Amendment together with the Fifth Investor Rights Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.


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     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     [The remainder of this page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO
THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               FAXSAV INCORPORATED


                               By:
                                   ------------------------------------
                                    Peter Macaluso, Vice President

     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.






If individual investor              -----------------------------
                                    Print Name of Investor


                                    -----------------------------
                                    Signature



If corporate or
partnership investor                -----------------------------
                                    Print Name of Investor


                                    By:
                                       --------------------------

                                    Title:
                                          -----------------------

     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               SIERRA VENTURES III, A
                               CALIFORNIA LIMITED PARTNERSHIP



                               By:
                                   ------------------------------------
                                   Its General Partner




                               SIERRA VENTURES III
                               INTERNATIONAL, L.P.


                               By:
                                   ------------------------------------
                                   Its General Partner




                               SIERRA VENTURES V


                               By:
                                   ------------------------------------
                                   Its General Partner

     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               BATTERY VENTURES II, L.P.



                               By:
                                   ------------------------------------
                                   Its General Partner

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     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO
THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               SAND HILL FINANCIAL COMPANY,
                               A CALIFORNIA LIMITED PARTNERSHIP



                               By:
                                   ------------------------------------
                                   Its General Partner

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           IN WITNESS WHEREOF, the parties hereto have duly
executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               TELSTRA INCORPORATED



                               By:
                                   ------------------------------------

                               Title:
                                     ----------------------------------

     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               CORAL PARTNERS II, A LIMITED
                               PARTNERSHIP (FORMERLY IAI VENTURE
                               PARTNERS II)



                               By:
                                   ------------------------------------
                                   Its General Partner

     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               SUTTER HILL VENTURES, a California Limited
                                    Partnership.



                               By:
                                   ------------------------------------
                                   Its General Partner

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     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO
THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               MENLO VENTURES VI, L.P.

                               By: MV Management VI, L.P.
                                    Its General Partner


                               By:
                                   ------------------------------------
                                   General Partner




                               MENLO ENTREPRENEURS FUND VI, L.P.

                               By: MV Management VI, L.P.
                                    Its General Partner


                               By:
                                   ------------------------------------
                                   General Partner

     IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO THE FIFTH INVESTOR RIGHTS AGREEMENT as of this ____ day of August, 1996.


                               LEHMAN BROTHERS HOLDINGS INC.



                               By:
                                   ------------------------------------


                               Title:
                                     ----------------------------------